Strategic Framework Agreement for Cooperation

战略合作框架协议书



Between the Zhongzhu Group

珠海中珠集团股份有限公司

And the

TNI BIOTECH,INC.USA

二零一二年十月

本战略合作框架协议书（以下简称“本协议”）于 2012 年 10 月 9 日由以下各方在湖北潜江签订：

This Strategic Framework Agreement for Cooperation (the "Agreement") by and between Zhongzhu Group ("Party A") and TNI BioTech. Inc. ("Party B") signed on the date 9 Oct 2012 in Qiangjiang, Wuhan.

珠海中珠集团股份有限公司（以下简称：中珠集团）是 1991 年于中国珠海成立的大型集团公司，目前商业板块包括房地产投资及开发、矿产资源的投资及开发、医药及金融领域的投资；

Zhuhai Zhongzhu Group Co.,Ltd. established in Zhuhai in 1991, is a large group with business sectors in: real estate and mine investment and development; also investment in pharmacy and financial fields.

TNI Biotech，Inc.(以下简称：TNI) 是于美国合法注册成立的公众公司，致力于研究及开发治疗癌症及免疫系统疾病的相关药物及技术。

TNI Biotech，Inc.(以下简称：TNI) is a registered public company in the USA, focuses on the infectious disease market by offering compounds for the acquired immunodeficiency syndrome. It engages in the research activities directed towards the study of MENK, a cytokine hormone produced by the immune system.

[illegible]

Affirming the genuine desire of the two companies to establish a long- term relationship of cooperation in product develop & sales, strategic improvement, financial funding and etc. Have agreed to the following:

第一条、中珠集团与TNI合作宗旨

Section I: Purpose of Cooperation

1.1 [illegible]

This Agreement is a framework agreement whose purpose is to establish the course of the future relationship and cooperation between the two parties.

1.2 本协议旨在充分发挥双方优势，共同进行产品开发及市场开拓；

This Agreement focuses on establishing further cooperation in new products R&D and market development based on both parties' advantages.

第二条、中珠集团与TNI的战略合作内容

Section II: Topics of Cooperation

2.1 共同投资开发治疗HIV、癌症及免疫相关疾病的药品及技术；

Co-invest to develop and market products focusing on HIV, cancer and related immune system therapies.

2.2 中珠集团协作TNI在中国设立医药产品制造加工中心；

Develop co-ventured manufacturing facilities in China.

2.3 中珠集团所属公司受托为TNI在非州所销售医药产品的生产加工基地；中珠集团所属产品由TNI策划在非州推广销售；

Develop co-ventured distribution of the Parties products in China and Africa.

2.4 TNI提供医药领域以外的高技术产品在中国共同开发并生产上市；

Develop co-ventured Parties other technology products; and other ventures that the parties mutually agree to pursue.

2.5 中珠集团与TNI加强信息和技术交流。

Both Parties will share technology and information to pursue this mutual cooperation.

第三条、中珠集团与 TNI 合作模式

Section III – Model of Cooperation

3.1 [illegible]

Both Parties will endeavor to exchange information in the most efficient manner possible. Each party will designate its select members to form the "cooperation team." And cooperation team will share information and communicate on possible projects.

3.2 [illegible]

Each potential project will be memorialized in a Memorandum of Intent. If the Memorandum of Intent is signed by both parties, the Memorandum of Intent will be formalized into Definitive Documents. If the Memorandum of Intent is not executed, then it shall have no further force or effect.

第四条、保密条款

Section IV – Confidential Information

4.1 未经一方许可，任何一方不得向第三方提供与战略合作相关的任何技术资料、商业信息等。

It is agreed by the Parties that there shall be no disclosure of any information concerning any provision of the agreement;

4.2 因一方泄露保密信息而给另一方造成损失的，泄密方应承担另一方因此而造成的所有损失。

Any Party in breach of this confidential term shall bear all the loss to the other Party.

第五条、生效和其他

Section V – Effective and Others

5.1 在协议有效期内，中珠集团指定夏丹为其项目联系人，TNI 指定单风平为其项目联系人。一方变更项目联系人的，应当及在 15 个工作日之内以书面形式通知另一方。

All notices under this Agreement shall be sent via electronic mail or via overnight mail with an internationally recognized carrier. And any changes of notice shall be sent to other party within 15 working days by mail. The parties designated for notice are.

甲方指定 XIADAN 为甲方之项目联系人：

Party A hereby designates Ms. XIA DAN

乙方指定单风平先生为乙方之项目联系人：

Party B hereby designates Mr. Shan Fengping

5.2 本协议一式两份，签约双方各执一份。

There are two copies to sign, and each party hold one signed document.

5.3 本协议由双方授权代表签字并加盖公章后生效。

In witness whereof, this agreement has been duly executed by the parties after both parties signature and chop.

珠海中珠集团股份有限公司	TNI Biotech，Inc. USA
代表：	代表：
年　月　日	年　月　日